SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 23, 2003



                                 eCHAPMAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Maryland                     0-28123                52-2184621
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                        401 East Pratt Street, 28th Floor
                               Baltimore, MD 21202
                                 (410) 625-9656
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                             ----------------------
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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         On June 20, 2003, eChapman, Inc. ("eChapman" or the "Company") received a letter of resignation dated May 15, 2003 from Lottie Shackleford. A copy of the resignation letter is attached hereto as Exhibit 99 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit No.                  Description
         ----------                   -----------

             99            Resignation letter, dated May 15, 2003





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          eCHAPMAN, INC.


Date:    June 23, 2003                     By: /s/ Nathan A. Chapman
                                               ---------------------------------
                                               Nathan A. Chapman, President



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                            EXHIBIT INDEX
                            -------------

Exhibit No.                          Description
-----------                          -----------
99            Letter of resignation, dated May 15, 2003 from Lottie Shackelford.




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